Cash and cash equivalents	12 Months Ended
Dec. 31, 2020
Cash and cash equivalents
Cash and cash equivalents

5.            Cash and cash equivalents

Cash and cash equivalents represent cash on hand, cash held at bank, and time deposits placed with banks or other financial institutions, which have original maturities of three months or less. Cash on hand and cash held at bank balance as of December 31, 2019 and 2020 primarily consist of the following currencies:

	December 31, 2019		December 31, 2020
		USD		USD
(In thousands)	Amount	equivalent	Amount	equivalent
RMB	322,972	46,296	312,581	47,906
USD	115,805	115,805	89,050	89,050
Hong Kong Dollar	2,202	283	1,737	224
THB	2,417	81	2,052	68
Total		162,465		137,248

As at December 31, 2019 and 2020, included in the cash and cash equivalents are time deposits with original maturities of three months or less of USD 34,000,000 and USD 27,200,000 respectively.